UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3221

Fidelity Charles Street Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders

Fidelity®

Global Balanced

Fund

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>
Proxy Voting Results	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® Global Balanced Fund	21.83%	16.78%	9.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global Balanced Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International SM (MSCI®) World Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Derek Young, Portfolio Manager of Fidelity® Global Balanced Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. Developed-market bonds also performed strongly. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed-country equity markets, as measured by the Morgan Stanley Capital InternationalSM (MSCI®) World Index - rose 20.79%, while the Citigroup® World Government Bond Index - which gauges the performance of developed country government bonds - gained 9.42%. Among countries in the MSCI benchmark, Hong Kong, Singapore and Australia had the best showings, while the United States and Japan, two of the largest components of the index, underperformed. Emerging markets were the period's big winners, with stocks advancing 68.33% as measured by the MSCI Emerging Markets index.

Global Balanced rose 21.83% for the yearlong period, putting it well ahead of the 16.25% return of the Fidelity Global Balanced Composite Index, a 60%/40% blend of the MSCI World index and the Citigroup World Government Bond Index. Strong security selection within the fund's individual subportfolios made the biggest contribution to our sizable outperformance. A slight tilt in asset allocation toward equities and away from fixed-income instruments also helped, as did our decision to overweight stocks in the Pacific Basin ex Japan and European regions. Among the top equity picks in our regional subportfolios were Japanese video game maker Nintendo; U.S. consumer electronics giant Apple; and the companies that own the Hong Kong, Singapore and Australian stock exchanges.. Detractors included Japanese bank Mizuho Financial and U.S. retailer JCPenney, the latter of which was sold from the portfolio. An underweighting in investment-grade bonds helped, but was offset a bit by some unproductive security selection and a modest stake in cash.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Actual	$ 1,000.00	$ 1,111.10	$ 5.96
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.56	$ 5.70

* Expenses are equal to the Fund's annualized expense ratio of 1.12%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Global Balanced

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
United States of America 31.2%
Japan 15.8%
Germany 9.8%
France 8.0%
United Kingdom 6.3%
Australia 4.8%
Canada 3.6%
Switzerland 3.3%
Hong Kong 1.8%
Other 15.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
United States of America 34.6%
Japan 17.5%
Germany 9.0%
France 6.4%
United Kingdom 5.7%
Switzerland 3.9%
Australia 3.4%
Netherlands 3.4%
Finland 3.0%
Other 13.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	62.0	58.8
Bonds	33.1	36.6
Convertible Securities	0.1	0.0
Short-Term Investments and Net Other Assets	4.8	4.6
Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp. (United States of America)	1.6	0.8
AT&T, Inc. (United States of America)	1.2	0.8
ABB Ltd. (Switzerland)	1.1	1.1
Merck & Co., Inc. (United States of America)	1.0	0.7
CSL Ltd. (Australia)	0.9	0.3
	5.8
Top Five Bond Issuers as of October 31, 2007
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Japan Government	7.9	8.2
German Federal Republic	5.3	6.0
French Republic	2.2	1.5
U.S. Treasury Obligations	2.2	2.0
UK Treasury GILT	0.9	1.3
	18.5
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.6	18.7
Industrials	10.7	6.9
Information Technology	9.4	7.3
Energy	7.2	4.6
Materials	5.9	5.0
Health Care	5.2	6.6
Consumer Discretionary	4.3	9.2
Telecommunication Services	3.6	1.9
Consumer Staples	3.4	5.9
Utilities	2.2	2.1

Annual Report

Global Balanced

Showing Percentage of Net Assets

Investments October 31, 2007

Common Stocks - 61.9%
	Shares	Value
Argentina - 0.1%
Cresud S.A.C.I.F. y A. sponsored ADR	14,600	$ 360,328
Australia - 4.8%
ASX Ltd.	24,177	1,303,690
Babcock & Brown Ltd.	24,300	703,618
BHP Billiton Ltd.	34,034	1,484,903
BHP Billiton Ltd. sponsored ADR	13,000	1,134,380
Computershare Ltd.	134,355	1,083,311
CSL Ltd.	96,642	3,285,451
Macquarie Bank Ltd.	12,500	998,323
National Australia Bank Ltd.	27,327	1,105,591
Newcrest Mining Ltd.	22,000	670,635
QBE Insurance Group Ltd.	33,400	1,022,126
Sunland Group Ltd.	293,396	1,256,455
United Group Ltd.	59,318	1,187,238
Woolworths Ltd.	38,600	1,209,788
WorleyParsons Ltd.	30,303	1,369,789
Wotif.com Holdings Ltd.	6,218	34,987
TOTAL AUSTRALIA		17,850,285
Austria - 0.1%
voestalpine AG	5,800	521,577
Belgium - 0.4%
Fortis	21,200	677,563
InBev SA	7,000	660,827
TOTAL BELGIUM		1,338,390
Bermuda - 0.4%
Aquarius Platinum Ltd. (United Kingdom)	7,000	268,218
MF Global Ltd.	25,000	739,000
SeaDrill Ltd. (a)	23,800	566,561
TOTAL BERMUDA		1,573,779
Brazil - 0.2%
Bovespa Holding SA (a)	17,000	323,767
Brasil Telecom SA sponsored ADR	14,000	414,260
TOTAL BRAZIL		738,027
Canada - 2.9%
Aber Diamond Corp.	800	35,196
Aeroplan Income Fund	1,300	30,841
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	2,300	50,010
AltaGas Income Trust	1,300	36,899
Common Stocks - continued
	Shares	Value
Canada - continued
Astral Media, Inc. Class A (non-vtg.)	400	$ 19,081
Bank of Montreal	4,200	280,237
Barrick Gold Corp.	2,100	93,412
BCE, Inc.	1,200	52,425
Bombardier, Inc. Class B (sub. vtg.) (a)	30,000	177,928
Brookfield Asset Management, Inc. Class A	3,400	138,960
Brookfield Properties Corp.	2,300	57,431
CAE, Inc.	6,200	83,656
Cameco Corp.	1,900	93,672
Canadian Imperial Bank of Commerce	800	86,422
Canadian National Railway Co.	2,400	134,692
Canadian Natural Resources Ltd.	3,900	324,491
Canadian Oil Sands Trust	3,100	113,927
Canadian Pacific Railway Ltd.	300	21,123
Canadian Tire Corp. Ltd. Class A (non-vtg.)	500	46,018
CGI Group, Inc. Class A (sub. vtg.) (a)	3,700	42,165
CI Financial Income Fund	1,800	54,198
Cognos, Inc. (a)	700	35,231
Corus Entertainment, Inc. Class B (non-vtg.)	1,000	52,690
Duvernay Oil Corp. (a)	700	25,288
Eldorado Gold Corp. (a)	600	4,188
Emergis, Inc. (a)	1,300	10,312
EnCana Corp.	4,200	294,027
Finning International, Inc.	3,600	123,914
First Quantum Minerals Ltd.	100	10,770
Flint Energy Services Ltd. (a)	500	12,884
Fording Canadian Coal Trust	700	25,666
Galleon Energy, Inc. Class A (a)	1,300	19,813
Garda World Security Corp. (a)	1,800	34,715
Gildan Activewear, Inc. (a)	4,200	192,385
Goldcorp, Inc.	5,300	186,527
Great Canadian Gaming Corp. (a)	2,100	31,137
Husky Energy, Inc.	2,600	121,243
ING Canada, Inc.	1,100	52,425
Keyera Facilities Income Fund	1,900	33,686
Kinross Gold Corp. (a)	7,100	140,466
MacDonald Dettwiler & Associates Ltd. (a)	1,100	52,425
Manulife Financial Corp.	8,800	411,853
Mecachrome International, Inc. (a)(g)	600	8,070
Metro, Inc. Class A (sub. vtg.)	1,400	52,682
Miranda Technologies, Inc. (a)	1,300	14,044
National Bank of Canada	1,500	86,820
Common Stocks - continued
	Shares	Value
Canada - continued
Nexen, Inc.	2,300	$ 77,925
Niko Resources Ltd.	900	100,847
Nortel Networks Corp. (a)	1,000	16,141
Noveko International, Inc. (a)	2,000	14,594
Onex Corp. (sub. vtg.)	800	33,671
Open Text Corp. (a)	1,300	40,630
Petro-Canada	2,300	132,758
Potash Corp. of Saskatchewan, Inc.	9,400	1,154,508
Power Corp. of Canada (sub. vtg.)	2,200	94,412
Quebecor, Inc. Class B (sub. vtg.)	1,800	78,161
Research In Motion Ltd. (a)	14,600	1,817,846
Rogers Communications, Inc. Class B (non-vtg.)	6,100	311,008
Royal Bank of Canada	6,300	373,917
Saskatchewan Wheat Pool, Inc. (a)	4,000	54,099
Savanna Energy Services Corp.	300	5,074
Shoppers Drug Mart Corp.	2,300	134,902
Shore Gold, Inc. (a)	5,600	26,986
SNC-Lavalin Group, Inc.	6,500	336,772
Sun Life Financial, Inc.	1,800	104,641
Suncor Energy, Inc.	3,900	427,298
Talisman Energy, Inc.	6,000	130,777
Teck Cominco Ltd. Class B (sub. vtg.)	1,100	55,117
TELUS Corp. (non-vtg.)	3,200	186,367
Toronto-Dominion Bank	4,700	355,163
TransCanada Corp.	6,900	293,626
TransForce Income Fund	1,600	17,911
TSX Group, Inc.	700	37,765
Tundra Semiconductor Corp. Ltd. (a)	600	3,260
Uranium One, Inc. (a)	2,900	32,219
Yamana Gold, Inc.	5,100	76,916
Yellow Pages Income Fund	6,000	90,871
TOTAL CANADA		10,622,227
Cayman Islands - 0.0%
Alibaba.com Ltd. (a)	30,000	96,770
CNinsure, Inc. ADR (a)	1,600	40,464
TOTAL CAYMAN ISLANDS		137,234
Cyprus - 0.2%
Bank of Cyprus Public Co. Ltd.	42,100	817,326
Common Stocks - continued
	Shares	Value
Finland - 0.8%
Metso Corp.	9,700	$ 589,679
Nokia Corp. sponsored ADR	64,100	2,546,052
TOTAL FINLAND		3,135,731
France - 3.5%
Accor SA	3,000	286,297
Alcatel-Lucent SA sponsored ADR	39,700	384,693
Alstom SA	8,700	2,053,283
AXA SA	26,100	1,167,453
Bouygues SA	6,400	614,384
Cap Gemini SA	7,800	497,228
Eutelsat Communications	15,100	408,004
Gameloft (a)	45,000	463,544
Groupe Danone	8,500	733,125
LVMH Moet Hennessy - Louis Vuitton	4,700	605,216
Pinault Printemps-Redoute SA	3,000	594,674
Remy Cointreau SA	5,400	415,038
Renault SA	3,300	554,123
Societe Generale Series A	6,000	1,011,000
Suez SA (France)	11,900	773,500
Total SA sponsored ADR	10,800	870,588
Veolia Environnement	8,312	742,416
Vinci SA	8,500	697,264
TOTAL FRANCE		12,871,830
Germany - 4.2%
Adidas-Salomon AG	8,900	593,783
Allianz AG (Reg.)	4,600	1,039,600
Arcandor AG (a)	6,400	205,846
Bayer AG	11,100	914,640
Continental AG	3,700	559,589
DaimlerChrysler AG	15,900	1,751,385
Deutsche Boerse AG	4,700	741,539
E.ON AG	8,200	1,601,460
Hochtief AG	4,900	676,617
Lanxess AG	10,500	524,371
Linde AG	4,400	556,768
MAN AG	5,700	1,017,405
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	4,700	901,695
Q-Cells AG (a)	2,000	254,699
RWE AG	7,300	996,705
Common Stocks - continued
	Shares	Value
Germany - continued
Siemens AG:
(Reg.)	9,500	$ 1,295,515
sponsored ADR	4,900	668,213
SolarWorld AG	9,200	624,062
Wacker Chemie AG	2,500	613,929
TOTAL GERMANY		15,537,821
Greece - 0.4%
Bank of Piraeus	23,412	938,886
Cosmote Mobile Telecommunications SA	17,400	600,481
TOTAL GREECE		1,539,367
Hong Kong - 1.6%
Hang Seng Bank Ltd.	64,700	1,321,801
Hong Kong Exchanges & Clearing Ltd.	39,000	1,301,900
Li & Fung Ltd.	254,000	1,205,304
Sino Land Co.	60,000	188,077
Sun Hung Kai Properties Ltd.	68,000	1,299,528
Swire Pacific Ltd. (A Shares)	34,000	485,577
TOTAL HONG KONG		5,802,187
India - 0.0%
Bharti Airtel Ltd. (a)	8,400	217,016
Ireland - 0.2%
Anglo Irish Bank Corp. PLC	22,100	371,414
CRH PLC	11,000	419,775
TOTAL IRELAND		791,189
Italy - 0.6%
IFIL Finanziaria di Partecipazioni SpA	7,036	80,215
Intesa Sanpaolo SpA	123,000	972,451
Prysmian SpA	10,600	304,550
Unicredito Italiano SpA	100,900	862,485
TOTAL ITALY		2,219,701
Japan - 6.5%
ABC-Mart, Inc.	7,900	162,705
Aruze Corp.	3,000	129,903
Asahi Glass Co. Ltd.	47,000	647,412
Atlus Co. Ltd.	22,600	116,849
Canon, Inc.	7,000	353,990
Capcom Co. Ltd.	9,700	277,471
Daihen Corp. (a)	17,000	119,070
Common Stocks - continued
	Shares	Value
Japan - continued
Daiichi Sankyo Co. Ltd.	10,300	$ 292,975
Eagle Industry Co. Ltd. (f)	17,000	266,044
East Japan Railway Co.	97	799,198
Fuji Machine Manufacturing Co. Ltd.	9,600	214,310
Fujitsu Ltd.	54,000	424,086
Hitachi Metals Ltd.	9,000	116,778
Honda Motor Co. Ltd.	8,100	303,183
Hoya Corp.	7,600	276,805
Ibiden Co. Ltd.	5,400	457,831
Kao Corp.	8,000	229,486
Komatsu Ltd.	13,100	439,294
Konica Minolta Holdings, Inc.	17,500	306,414
Kuraray Co. Ltd.	20,500	267,745
Kyocera Corp.	2,400	205,152
Lawson, Inc.	8,000	276,641
Maeda Road Construction Co. Ltd. (f)	20,000	166,194
Marui Group Co. Ltd.	12,400	128,658
Miraca Holdings, Inc.	11,300	266,830
Mitsubishi Corp.	19,900	619,728
Mitsubishi Electric Corp.	73,000	890,201
Mitsui & Co. Ltd.	29,000	752,367
Mitsui Engineering & Shipbuilding Co.	27,000	159,019
Mitsui O.S.K. Lines Ltd.	59,000	975,336
Mizuho Financial Group, Inc.	162	910,710
Morinaga Milk Industry Co. Ltd.	56,000	181,653
Namco Bandai Holdings, Inc.	8,100	124,910
Nichicon Corp.	12,300	146,784
Nikon Corp.	12,000	385,185
Nintendo Co. Ltd.	4,000	2,512,000
Nippon Oil Corp.	31,000	274,617
Nomura Holdings, Inc.	20,900	372,647
Okinawa Cellular Telephone Co.	65	190,420
Osaka Gas Co. Ltd.	107,000	416,375
Osaka Securities Exchange Co. Ltd.	51	273,496
Sankei Building Co. Ltd. (f)	46,400	488,575
Sho-Bond Corp.	13,600	150,850
Softbank Corp.	13,400	313,023
Sumitomo Electric Industries Ltd.	10,900	176,512
Sumitomo Metal Industries Ltd.	124,000	613,885
Sumitomo Mitsui Financial Group, Inc.	78	639,062
T&D Holdings, Inc.	9,600	577,912
Takeda Pharmaceutical Co. Ltd.	11,600	724,745
Common Stocks - continued
	Shares	Value
Japan - continued
Tamron Co. Ltd.	8,800	$ 341,854
The Sumitomo Warehouse Co. Ltd.	20,000	115,265
Tohokushinsha Film Corp.	13,500	130,639
Tokai Carbon Co. Ltd.	50,000	627,169
Tokyo Tomin Bank Ltd.	4,600	153,140
Toyo Engineering Corp.	30,000	184,916
Toyoda Gosei Co. Ltd.	9,100	326,938
Toyota Motor Corp.	23,900	1,367,558
Ube Industries Ltd.	68,000	244,222
Uni-Charm Corp.	5,100	304,298
Yamaha Motor Co. Ltd.	5,200	148,521
TOTAL JAPAN		24,059,556
Luxembourg - 0.6%
Acergy SA	16,200	468,828
ArcelorMittal SA	13,300	1,067,505
ArcelorMittal SA (NY Shares) Class A	9,000	719,550
TOTAL LUXEMBOURG		2,255,883
Mexico - 0.3%
America Movil SAB de CV Series L sponsored ADR	15,000	980,850
Netherlands - 0.4%
Koninklijke Ahold NV	29,060	437,353
Nutreco Holding NV	7,083	483,846
SBM Offshore NV	11,300	434,825
TOTAL NETHERLANDS		1,356,024
Netherlands Antilles - 0.2%
Schlumberger Ltd. (NY Shares)	8,700	840,159
Norway - 0.5%
Marine Harvest ASA (a)	520,000	527,122
Petroleum Geo-Services ASA	21,100	621,224
Renewable Energy Corp. AS (a)	4,600	234,436
Telenor ASA	16,200	380,160
TOTAL NORWAY		1,762,942
Philippines - 0.0%
Vista Land & Lifescapes, Inc.	295,000	37,363
Singapore - 1.4%
DBS Group Holdings Ltd.	71,000	1,111,277
Keppel Corp. Ltd.	114,000	1,171,821
Parkway Holdings Ltd.	156,000	452,453
Common Stocks - continued
	Shares	Value
Singapore - continued
Raffles Education Corp. Ltd.	124,000	$ 284,954
Rickmers Maritime	835,000	873,275
Singapore Exchange Ltd.	107,000	1,172,463
TOTAL SINGAPORE		5,066,243
Spain - 0.9%
Banco Santander Central Hispano SA	37,800	821,470
Compania de Distribucion Integral Logista SA	4,500	351,080
Inditex SA	9,100	677,003
Telefonica SA sponsored ADR	15,600	1,551,420
TOTAL SPAIN		3,400,973
Sweden - 0.5%
Atlas Copco AB (A Shares)	31,000	518,395
H&M Hennes & Mauritz AB (B Shares)	10,950	728,995
Investor AB (B Shares)	16,300	402,770
SSAB Svenskt Stal AB (B Shares)	10,850	319,331
TOTAL SWEDEN		1,969,491
Switzerland - 3.3%
ABB Ltd.:
(Reg.)	39,488	1,187,742
sponsored ADR	93,900	2,837,658
Actelion Ltd. (Reg.) (a)	11,765	584,543
Credit Suisse Group (Reg.)	6,583	445,669
Julius Baer Holding AG (Bearer)	7,006	606,062
Lindt & Spruengli AG	20	761,461
Nestle SA (Reg.)	3,408	1,574,496
Pargesa Holding SA	3,569	406,416
Roche Holding AG (participation certificate)	10,832	1,851,189
Sonova Holding AG	7,396	830,079
Swiss Life Holding	2,640	729,345
UBS AG (Reg.)	7,949	426,782
TOTAL SWITZERLAND		12,241,442
United Kingdom - 4.0%
3i Group plc	19,575	441,567
Barclays PLC	16,700	212,299
BG Group PLC	58,500	1,079,326
BP PLC	60,900	791,599
Burberry Group PLC	32,700	418,107
GlaxoSmithKline PLC	21,300	545,813
Gyrus Group PLC (a)	53,800	478,171
Common Stocks - continued
	Shares	Value
United Kingdom - continued
HSBC Holdings PLC sponsored ADR	12,900	$ 1,283,808
Man Group plc	46,200	564,786
Next PLC	12,900	592,180
Reckitt Benckiser Group PLC	16,900	979,942
Royal Bank of Scotland Group PLC	36,800	395,169
Royal Dutch Shell PLC Class A (United Kingdom)	59,300	2,595,205
Scottish & Southern Energy PLC	22,500	727,875
Standard Chartered PLC (United Kingdom)	25,100	973,756
Vodafone Group PLC	179,500	704,897
Vodafone Group PLC sponsored ADR	32,700	1,284,129
Xstrata PLC	11,300	809,813
TOTAL UNITED KINGDOM		14,878,442
United States of America - 22.9%
Adobe Systems, Inc. (a)	21,500	1,029,850
AES Corp. (a)	39,800	852,118
AFLAC, Inc.	10,000	627,800
Akamai Technologies, Inc. (a)	16,000	627,040
Albemarle Corp.	21,000	1,002,960
Allergan, Inc.	9,200	621,736
American Superconductor Corp. (a)(f)	39,700	1,077,855
American Tower Corp. Class A (a)	600	26,508
Amphenol Corp. Class A	19,000	841,130
Amylin Pharmaceuticals, Inc. (a)	17,900	805,858
Apple, Inc. (a)	12,400	2,355,380
AT&T, Inc.	106,700	4,458,993
athenahealth, Inc.	1,500	57,345
Broadcom Corp. Class A (a)	500	16,275
Bucyrus International, Inc. Class A	200	16,500
Cabot Oil & Gas Corp.	7,400	293,706
Calgon Carbon Corp. (a)	33,400	497,660
Celgene Corp. (a)	9,500	627,000
Cisco Systems, Inc. (a)	67,950	2,246,427
Cognizant Technology Solutions Corp. Class A (a)	19,400	804,324
Constellation Energy Group, Inc.	5,200	492,440
CSX Corp.	20,000	895,400
CyberSource Corp. (a)	43,300	707,955
DealerTrack Holdings, Inc. (a)	13,400	657,806
Eaton Corp.	22,000	2,036,760
EMC Corp. (a)	37,000	939,430
Exelixis, Inc. (a)	20,900	229,900
Exxon Mobil Corp.	64,900	5,970,151
Common Stocks - continued
	Shares	Value
United States of America - continued
Fannie Mae	45,800	$ 2,612,432
FMC Corp.	10,000	575,000
Freeport-McMoRan Copper & Gold, Inc. Class B	11,000	1,294,480
Fuel Tech, Inc. (a)(f)	50,775	1,501,417
General Growth Properties, Inc.	19,140	1,040,450
Gilead Sciences, Inc. (a)	21,200	979,228
Google, Inc. Class A (sub. vtg.) (a)	4,280	3,025,960
Hewlett-Packard Co.	59,000	3,049,120
Infinera Corp.	13,200	291,324
Intel Corp.	45,000	1,210,500
Inverness Medical Innovations, Inc. (a)	20,400	1,225,836
J.B. Hunt Transport Services, Inc.	24,200	670,824
Lehman Brothers Holdings, Inc.	36,700	2,324,578
Mastercard, Inc. Class A	2,570	487,144
Merck & Co., Inc.	63,100	3,676,206
Microsoft Corp.	43,000	1,582,830
Molson Coors Brewing Co. Class B	7,400	423,502
Monsanto Co.	15,050	1,469,332
NRG Energy, Inc. (a)	200	9,132
Oracle Corp. (a)	45,000	997,650
PACCAR, Inc.	24,000	1,333,440
Petrohawk Energy Corp. (a)	30,100	556,850
Phorm, Inc. (a)	5,000	213,363
PPL Corp.	19,800	1,023,660
Precision Castparts Corp.	7,000	1,048,670
Principal Financial Group, Inc.	4,000	270,680
Quanta Services, Inc. (a)	20,600	679,800
Quicksilver Resources, Inc. (a)	10,350	589,950
Raytheon Co.	13,000	826,930
Raytheon Co. warrants 6/16/11 (a)	112	3,080
Schering-Plough Corp.	20,000	610,400
Service Corp. International	78,800	1,140,236
State Street Corp.	39,100	3,119,007
T. Rowe Price Group, Inc.	30,000	1,927,200
The Coca-Cola Co.	32,000	1,976,320
Tim Hortons, Inc.	900	34,110
Titanium Metals Corp. (a)	46,300	1,629,760
Union Pacific Corp.	22,000	2,816,880
US Gold Corp. (a)	2,100	9,807
Valero Energy Corp.	500	35,215
Visual Sciences, Inc. (a)	60,000	1,092,000
VMware, Inc. Class A (f)	9,400	1,173,402
Common Stocks - continued
	Shares	Value
United States of America - continued
Washington Group International, Inc. (a)	6,100	$ 593,835
Weatherford International Ltd. (a)	15,000	973,650
Williams Companies, Inc.	57,200	2,087,228
TOTAL UNITED STATES OF AMERICA		85,028,725
TOTAL COMMON STOCKS (Cost $191,214,287)		229,952,108
Nonconvertible Preferred Stocks - 0.1%

Italy - 0.1%
Istituto Finanziario Industriale SpA (IFI) (a) (Cost $141,452)	6,600	274,814
Corporate Bonds - 10.5%
		Principal Amount (d)
Convertible Bonds - 0.1%
United Kingdom - 0.1%
Shire PLC 2.75% 5/9/14		$ 300,000	315,150
Nonconvertible Bonds - 10.4%
Australia - 0.0%
QBE Capital Funding II LP 6.797% (g)(i)		130,000	127,140
Bermuda - 0.2%
Northern Offshore Ltd. 10.2031% 6/14/10 (g)(i)		100,000	100,000
Sea Production Ltd. 9.825% 2/14/12 (g)(i)		100,000	97,500
SeaDrill Ltd.:
6.46% 1/23/08 (g)(i)	NOK	1,500,000	279,512
6.96% 1/23/09 (g)(i)	NOK	1,500,000	278,813
TOTAL BERMUDA			755,825
British Virgin Islands - 0.0%
CEMEX SAB de CV 6.196% (i)		100,000	100,000
Cayman Islands - 0.2%
Finans Capital Finance Ltd. (Reg. S) 9% 10/7/14 (e)		160,000	164,026
MUFG Capital Finance 5 Ltd. 6.299% (i)	GBP	100,000	194,986
PetroProd Ltd. 11.2475% 1/12/12 (g)(i)		100,000	99,000
SMFG Finance Ltd. 6.164% (i)	GBP	75,000	143,701
Vale Overseas Ltd. 6.875% 11/21/36		325,000	337,851
TOTAL CAYMAN ISLANDS			939,564
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
Cyprus - 0.1%
Colgrade Ltd. 8.25% 6/28/10		$ 180,000	$ 174,240
Mizuho Capital Investment Europe 1 Ltd. 5.02% (i)	EUR	100,000	138,201
TOTAL CYPRUS			312,441
France - 2.3%
CMA CGM SA (Reg. S) 5.5% 5/16/12	EUR	195,000	267,738
Compagnie de Financement Foncier 4.625% 9/23/17	EUR	1,700,000	2,464,167
Compagnie de St. Gobain 5.004% 4/11/12 (i)	EUR	175,000	249,762
Credit Agricole SA:
4.695% 1/19/10 (i)	EUR	800,000	1,154,972
4.746% 9/30/08 (i)	EUR	1,500,000	2,170,809
Dexia Municipal Agency 4.5% 11/13/17	EUR	1,450,000	2,073,870
France Telecom SA 4.375% 2/21/12	EUR	100,000	141,781
Natixis SA 4.876% 1/26/17 (i)	EUR	100,000	141,244
TOTAL FRANCE			8,664,343
Germany - 0.3%
Bayer AG:
4.867% 4/10/10 (i)	EUR	200,000	288,818
5.625% 5/23/18	GBP	150,000	298,657
BayernLB Capital Trust I 6.2032% 3/29/49 (i)		250,000	224,440
Muenchener Rueckversicherungs-Gesellschaft AG 5.767% (i)	EUR	250,000	349,269
Wuerttembergische Lebens AG 5.375% 6/1/26 (i)	EUR	100,000	138,839
TOTAL GERMANY			1,300,023
Hong Kong - 0.2%
Chong Hing Bank Ltd. 6.6244% 12/16/16 (i)		175,000	178,143
Dah Sing Bank Ltd. 6.3713% 6/3/16 (i)		250,000	251,275
Wing Hang Bank Ltd. 6% (i)		260,000	252,969
TOTAL HONG KONG			682,387
India - 0.1%
Export-Import Bank of India 1.465% 6/7/12 (i)	JPY	40,000,000	345,275
ICICI Bank Ltd. (Reg. S) 5.7875% 1/12/10 (i)		125,000	123,759
TOTAL INDIA			469,034
Ireland - 0.4%
Ardagh Glass Group plc 10.75% 3/1/15 pay-in-kind	EUR	94,837	132,247
Bank of Ireland UK Holdings PLC 7.4% (i)	EUR	200,000	304,799
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
Ireland - continued
JSC Vneshtorgbank 7% 4/13/09 (Issued by Dali Capital PLC for JSC Vneshtorgbank)	RUB	7,000,000	$ 283,211
ROSBANK (OJSC JSCB) 8% 9/30/09 (Issued by Dali Capital PLC for ROSBANK (OJSC JSCB))	RUB	3,800,000	152,973
Saphir Finance PLC 6.8509% (i)	GBP	50,000	69,648
TransCapitalInvest Ltd. (Reg. S) 5.67% 3/5/14		$ 400,000	382,800
VTB24 Capital PLC 6.54% 12/7/09 (i)		270,000	265,302
TOTAL IRELAND			1,590,980
Italy - 0.3%
Banca Italease SpA 4.46% 2/2/10 (i)	EUR	400,000	556,438
IFIL Finanziaria di Partecipazioni SpA 5.375% 6/12/17	EUR	150,000	210,288
Intesa Sanpaolo SpA 6.375% 11/12/17 (i)	GBP	150,000	310,152
TOTAL ITALY			1,076,878
Kazakhstan - 0.2%
Alliance Bank JSC 9% 6/27/08		360,000	351,900
ATF Bank JSC 8.875% 11/9/09		200,000	202,100
Bank Caspian JSC 7.875% 10/17/08		100,000	96,350
TOTAL KAZAKHSTAN			650,350
Korea (South) - 0.2%
GS Caltex Corp. (Reg. S) 5.5% 4/24/17		300,000	287,289
Hyundai Capital Services, Inc. 5.625% 1/24/12		200,000	197,500
Woori Bank (Reg. S) 6.208% 5/2/67 (i)		300,000	283,407
TOTAL KOREA (SOUTH)			768,196
Luxembourg - 0.8%
Fiat Finance & Trade Ltd. 5.625% 11/15/11	EUR	100,000	146,908
Gaz Capital SA (Luxembourg) 6.58% 10/31/13	GBP	100,000	200,131
Glencore Finance (Europe) SA:
6.5% 2/27/19	GBP	200,000	403,556
8%		450,000	454,320
ICB OJSC 6.2% 9/29/15 (Issued by Or-ICB for ICB OJSC) (i)		500,000	490,495
Lux-Development SA 6.1% 10/31/16 (e)	EUR	200,000	290,035
RBD Capital SA 6.5% 8/11/08		400,000	398,280
Russian Standard Finance SA 6.825% 9/16/09	EUR	150,000	204,050
TNK-BP Finance SA 7.5% 7/18/16		250,000	240,798
TOTAL LUXEMBOURG			2,828,573
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
Malaysia - 0.1%
IOI Ventures (L) Bhd 5.25% 3/16/15		$ 300,000	$ 295,350
Multi-National - 0.1%
WT Finance (Aust) Pty Ltd./Westfield Europe Finance PLC/WEA Finance 3.625% 6/27/12	EUR	200,000	271,302
Netherlands - 0.8%
ALB Finance BV 8.75% 4/20/11		100,000	88,250
ASML Holding NV 5.75% 6/13/17	EUR	250,000	339,367
Asset Repackaging Trust Five BV 12.155% 12/21/11 pay-in-kind (i)	EUR	106,713	155,379
BOATS Investments (Netherlands) BV 11% 3/31/17 pay-in-kind	EUR	274,220	395,513
CenterCredit International BV (Reg. S) 8.625% 1/30/14		100,000	87,252
Deutsche Telekom International Finance BV 4.5% 10/25/13	EUR	115,000	161,930
EDP Finance BV 5.375% 11/2/12		200,000	199,900
Eureko BV 5.125% (i)	EUR	200,000	276,889
Intergas Finance BV (Reg. S) 6.375% 5/14/17		300,000	279,750
Media Nusantara Citra BV 10.75% 9/12/11		148,958	158,194
SABIC Europe BV 4.5% 11/28/13	EUR	200,000	278,361
Siemens Financieringsmaatschap NV 6.125% 9/14/66 (i)	GBP	150,000	303,584
TuranAlem Finance BV 6.25% 9/27/11	EUR	250,000	321,300
TOTAL NETHERLANDS			3,045,669
Norway - 0.9%
Africa Offshore Services AS 10.93% 6/29/12 (i)		100,000	98,500
Aker Floating Production ASA 8.14% 7/3/08 (i)		100,000	100,000
DDI Holding AS:
9.3% 1/19/12 (j)		100,000	103,750
10.2594% 3/15/12 (g)(i)		100,000	102,500
Kommunalbanken AS 5.125% 5/30/12		1,900,000	1,934,200
MPF Corp. (Norway) AS 12.3375% 9/20/11 (g)(i)		200,000	192,000
OffRig Drilling ASA 9.75% 4/27/11 (g)		100,000	100,000
Petromena AS 10.85% 11/19/10 (g)		100,000	101,000
ProdJack AS:
11.25% 2/22/13 (g)		100,000	98,000
11.25% 3/8/13 (g)		100,000	97,500
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
Norway - continued
Sevan Marine ASA 9.25% 12/20/11 (g)		$ 100,000	$ 101,500
Sinvest ASA 10.95% 12/22/09 (g)(i)	NOK	1,500,000	289,703
TOTAL NORWAY			3,318,653
Russia - 0.1%
Bank St. Petersburg 9.501% 11/25/09 (Issued by BSPB Finance PLC for Bank St. Petersburg)		250,000	244,250
Tyumen Oil Co. 11% 11/6/07		175,000	174,563
TOTAL RUSSIA			418,813
Spain - 0.2%
Bancaja Emisiones SA 4.625% (i)	EUR	275,000	327,756
Santander Finance Preferred SA Unipersonal 7.005% (i)	GBP	100,000	203,310
Telefonica Emisiones SAU 5.888% 1/31/14	GBP	100,000	204,200
TOTAL SPAIN			735,266
United Kingdom - 0.9%
Alliance & Leicester PLC 4.25% 12/30/08	GBP	170,000	344,489
Amlin PLC 6.5% 12/19/26 (i)	GBP	125,000	245,245
Getin Finance PLC 6.309% 5/13/09 (i)	EUR	100,000	140,939
ICICI Bank UK PLC 6.125% 2/27/12 (i)		125,000	120,873
Novae Group plc 8.375% 4/27/17 (i)	GBP	50,000	104,607
Old Mutual plc 4.5% 1/18/17 (i)	EUR	150,000	209,496
Rexam PLC 4.375% 3/15/13 (g)	EUR	250,000	349,273
Royal Bank of Scotland Group PLC 5.3806% 10/1/08 (i)		1,500,000	1,499,189
Vodafone Group PLC 5.785% 2/27/12 (i)		160,000	158,750
TOTAL UNITED KINGDOM			3,172,861
United States of America - 2.0%
BA Covered Bond 4.125% 4/5/12	EUR	1,700,000	2,416,090
Banca Popolare di Lodi Investor Trust III 6.742% (i)	EUR	200,000	290,600
BSP Finance BV 10.75% 11/1/11		100,000	101,500
DaimlerChrysler NA Holding Corp.:
4.375% 3/16/10	EUR	250,000	359,831
6.1331% 3/13/09 (i)		100,000	99,996
HSBC Finance Corp. 4.875% 5/30/17	EUR	350,000	493,703
Morgan Stanley 4.953% 7/20/12 (i)	EUR	430,000	610,275
Pemex Project Funding Master Trust (Reg. S) 5.5% 2/24/25	EUR	500,000	703,139
Procter & Gamble Co. 5.125% 10/24/17	EUR	150,000	218,385
Corporate Bonds - continued
		Principal Amount (d)	Value
Nonconvertible Bonds - continued
United States of America - continued
Schering-Plough Corp. 5.375% 10/1/14	EUR	200,000	$ 291,273
SLM Corp.:
4.88% 6/15/09 (i)	EUR	100,000	140,273
4.93% 12/15/10 (i)	EUR	200,000	271,876
UniCredito Italiano Capital Trust I 4.028% (i)	EUR	420,000	530,481
WaMu Covered Bond Program 4.375% 5/19/14	EUR	550,000	781,047
TOTAL UNITED STATES OF AMERICA			7,308,469
TOTAL NONCONVERTIBLE BONDS			38,832,117
TOTAL CORPORATE BONDS (Cost $37,757,001)			39,147,267
Government Obligations - 21.7%

Canada - 0.7%
Canadian Government 5.25% 6/1/12	CAD	2,250,000	2,484,008
Finland - 0.5%
Finnish Government 3.875% 9/15/17	EUR	1,350,000	1,884,882
France - 2.2%
French Republic:
1% 7/25/17	EUR	1,800,000	2,425,813
5.5% 4/25/29	EUR	3,590,000	5,857,062
TOTAL FRANCE			8,282,875
Germany - 5.3%
German Federal Republic:
3.75% 12/12/08	EUR	11,740,000	16,927,946
3.75% 7/4/13	EUR	100,000	141,794
4% 4/13/12	EUR	600,000	863,525
4% 7/4/16	EUR	637,500	908,204
4.25% 7/4/17	EUR	580,000	839,808
TOTAL GERMANY			19,681,277
Ireland - 0.2%
Irish Republic 4.5% 10/18/18	EUR	450,000	655,474
Italy - 0.5%
Italian Republic 6% 5/1/31	EUR	1,210,000	2,042,652
Government Obligations - continued
		Principal Amount (d)	Value
Japan - 9.2%
Japan Government:
0.5822% to 0.5928% 2/4/08	JPY	550,000,000	$ 4,760,881
0.9% 11/20/20 (i)	JPY	375,000,000	3,117,956
1.3% 12/20/11	JPY	210,000,000	1,841,587
1.3% 3/20/15	JPY	900,000,000	7,795,526
1.5% 3/20/14	JPY	300,000,000	2,645,665
1.9% 6/20/16	JPY	660,000,000	5,924,493
2.5% 9/20/36	JPY	350,000,000	3,070,951
Real Return Bond 1.1% 12/10/16	JPY	570,284,000	4,931,479
TOTAL JAPAN			34,088,538
United Kingdom - 0.9%
UK Treasury GILT 5% 3/7/18	GBP	1,575,000	3,297,753
United States of America - 2.2%
U.S. Treasury Bonds 5% 5/15/37		$ 300,000	311,930
U.S. Treasury Inflation-Indexed Notes:
1.625% 1/15/15		1,116,174	1,083,646
2% 7/15/14		1,103,090	1,103,240
U.S. Treasury Notes:
3.375% 12/15/08		465,000	461,767
4.375% 8/15/12		185,000	187,356
4.5% 5/15/17		950,000	952,746
4.625% 2/29/12		130,000	132,641
4.75% 5/31/12		1,020,000	1,046,536
4.75% 8/15/17		200,000	204,406
5% 8/15/11		2,500,000	2,588,085
TOTAL UNITED STATES OF AMERICA			8,072,353
TOTAL GOVERNMENT OBLIGATIONS (Cost $77,113,906)			80,489,812
U.S. Government Agency - Mortgage Securities - 0.6%

Fannie Mae - 0.6%
6% 11/1/37 (h) (Cost $2,251,758)		2,250,000	2,266,063
Asset-Backed Securities - 0.7%
		Principal Amount (d)	Value
Bosphorus Financial Services Ltd. (Reg. S) 7.16% 2/15/12 (i)		$ 250,000	$ 248,750
Clock Finance BV Series 2007-1 Class B2, 4.256% 2/25/15 (i)	EUR	100,000	143,721
Mermaid Secured Finance Ltd. Series 2007-1:
Class C, 4.905% 1/30/40 (i)	EUR	50,000	70,991
Class D, 5.105% 1/30/40 (i)	EUR	100,000	141,258
Preferred Term Securities XII Ltd. 7.3144% 12/24/33 (g)(i)		400,000	400,000
Preferred Term Securities XXIII Ltd. 5.8944% 12/22/36 (g)(i)		331,814	316,882
Prime Bricks Series 2007-1:
Class B, 4.905% 1/30/40 (i)	EUR	50,000	70,991
Class C, 5.105% 1/30/40 (i)	EUR	50,000	70,636
Promise K 2006-1 GmbH Series I 2006-1 Class D, 5.425% 3/10/17 (i)	EUR	100,000	136,752
Provide Bricks Series 2007-1 Class B, 4.965% 1/30/40 (i)	EUR	200,000	282,226
Red & Black Consumer PLC Series 2006-1 Class C, 4.706% 5/15/21 (i)	EUR	300,000	433,640
Whinstone Capital Management Ltd. Series 2005-1X Class B1, 7.1719% 10/25/45 (i)	GBP	140,311	286,608
TOTAL ASSET-BACKED SECURITIES (Cost $2,559,984)			2,602,455
Collateralized Mortgage Obligations - 0.2%

Private Sponsor - 0.2%
Arkle Master Issuer PLC floater Series 2007-1X Class 1C, 5.77% 2/17/52 (i)		200,000	200,000
Permanent Master Issuer PLC floater Series 2006-1 Class 2C, 5.6425% 7/17/42 (i)		400,000	388,560
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $600,000)			588,560
Commercial Mortgage Securities - 0.3%
		Principal Amount (d)	Value
Ireland - 0.1%
European Property Capital Series 4 Class C, 6.3194% 7/20/14 (i)	GBP	41,701	$ 84,543
German Residential Asset Note Distributor PLC Series 1 Class A, 4.893% 7/20/16 (i)	EUR	182,612	249,700
Rivoli Pan Europe PLC Series 2006-1 Class B 4.297% 8/3/18 (i)	EUR	100,000	139,360
TOTAL IRELAND			473,603
Japan - 0.1%
JLOC 37 LLC (Reg. S) Series X Class B1, 1.3819% 1/15/15 (i)	JPY	19,168,000	165,855
Netherlands - 0.0%
Skyline BV Series 2007-1 Class D, 5.463% 7/22/43 (i)	EUR	100,000	137,636
United Kingdom - 0.1%
Broadgate PLC 7.0438% 10/5/25 (i)	GBP	44,750	91,968
Canary Wharf Finance II plc Series 3MUK Class C2, 6.8256% 10/22/37 (i)	GBP	150,000	296,358
TOTAL UNITED KINGDOM			388,326
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,107,692)			1,165,420
Supranational Obligations - 0.5%

European Investment Bank 5.625% 6/7/32 (Cost $1,750,663)	GBP	800,000	1,825,206
Preferred Securities - 0.0%

Cayman Islands - 0.0%
MUFG Capital Finance 1 Ltd. 6.346% (i) (Cost $175,000)	$ 175,000	169,783
Money Market Funds - 6.3%
	Shares	Value
Fidelity Cash Central Fund, 4.97% (b)	19,416,523	$ 19,416,523
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	3,878,463	3,878,463
TOTAL MONEY MARKET FUNDS (Cost $23,294,986)		23,294,986

TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $337,966,729)		381,776,474

NET OTHER ASSETS - (2.8)%		(10,514,944)
NET ASSETS - 100%		$ 371,261,530
Currency Abbreviations
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
NOK	-	Norwegian krone
RUB	-	Russian ruble
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,138,393 or 0.8% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $103,750 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
DDI Holding AS 9.3% 1/19/12	3/22/07	$ 103,375
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 696,362
Fidelity Securities Lending Cash Central Fund	56,757
Total	$ 753,119
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	2.8%
AAA,AA,A	25.1%
BBB	2.9%
BB	0.6%
B	0.0%
CCC,CC,C	0.0%
Not Rated	1.8%
Equities	62.0%
Short-Term Investments and Net Other Assets	4.8%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $3,836,382) - See accompanying schedule: Unaffiliated issuers (cost $314,671,743)	$ 358,481,488
Fidelity Central Funds (cost $23,294,986)	23,294,986
Total Investments (cost $337,966,729)		$ 381,776,474
Foreign currency held at value (cost $786,508)		801,746
Receivable for investments sold		12,410,835
Receivable for fund shares sold		1,340,683
Dividends receivable		281,034
Interest receivable		1,808,232
Distributions receivable from Fidelity Central Funds		78,242
Prepaid expenses		107
Other receivables		11,205
Total assets		398,508,558

Liabilities
Payable to custodian bank	$ 34,287
Payable for investments purchased Regular delivery	20,513,250
Delayed delivery	2,256,258
Payable for fund shares redeemed	120,948
Accrued management fee	207,765
Other affiliated payables	77,973
Other payables and accrued expenses	158,084
Collateral on securities loaned, at value	3,878,463
Total liabilities		27,247,028

Net Assets		$ 371,261,530
Net Assets consist of:
Paid in capital		$ 291,239,903
Undistributed net investment income		4,821,537
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		31,311,956
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		43,888,134
Net Assets, for 14,616,937 shares outstanding		$ 371,261,530
Net Asset Value, offering price and redemption price per share ($371,261,530 ÷ 14,616,937 shares)		$ 25.40

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 3,606,176
Interest		4,144,130
Income from Fidelity Central Funds		753,119
		8,503,425
Less foreign taxes withheld		(184,930)
Total income		8,318,495

Expenses
Management fee	$ 2,212,280
Transfer agent fees	733,184
Accounting and security lending fees	161,168
Custodian fees and expenses	265,581
Independent trustees' compensation	1,103
Registration fees	50,027
Audit	95,993
Legal	11,013
Miscellaneous	19,824
Total expenses before reductions	3,550,173
Expense reductions	(62,244)	3,487,929
Net investment income (loss)		4,830,566
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $38,652)	32,294,840
Foreign currency transactions	103,167
Total net realized gain (loss)		32,398,007
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $2,855)	24,915,384
Assets and liabilities in foreign currencies	72,966
Total change in net unrealized appreciation (depreciation)		24,988,350
Net gain (loss)		57,386,357
Net increase (decrease) in net assets resulting from operations		$ 62,216,923

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,830,566	$ 2,891,675
Net realized gain (loss)	32,398,007	27,388,723
Change in net unrealized appreciation (depreciation)	24,988,350	(1,208,311)
Net increase (decrease) in net assets resulting from operations	62,216,923	29,072,087
Distributions to shareholders from net investment income	(2,296,243)	(1,257,249)
Distributions to shareholders from net realized gain	(24,110,533)	(15,002,921)
Total distributions	(26,406,776)	(16,260,170)
Share transactions Proceeds from sales of shares	157,223,429	103,989,584
Reinvestment of distributions	25,322,315	15,532,156
Cost of shares redeemed	(107,252,455)	(63,446,357)
Net increase (decrease) in net assets resulting from share transactions	75,293,289	56,075,383
Redemption fees	14,161	9,915
Total increase (decrease) in net assets	111,117,597	68,897,215

Net Assets
Beginning of period	260,143,933	191,246,718
End of period (including undistributed net investment income of $4,821,537 and undistributed net investment income of $2,652,173, respectively)	$ 371,261,530	$ 260,143,933
Other Information Shares
Sold	6,881,716	4,699,494
Issued in reinvestment of distributions	1,178,330	741,039
Redeemed	(4,712,119)	(2,883,798)
Net increase (decrease)	3,347,927	2,556,735

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.08	$ 21.95	$ 19.69	$ 18.06	$ 14.84
Income from Investment Operations
Net investment income (loss) B	.35	.28	.17 E	.10 F	.15
Net realized and unrealized gain (loss)	4.27	2.66	2.54	1.85	3.29
Total from investment operations	4.62	2.94	2.71	1.95	3.44
Distributions from net investment income	(.20)	(.14)	(.13)	(.32)	(.22)
Distributions from net realized gain	(2.10)	(1.67)	(.32)	-	-
Total distributions	(2.30)	(1.81)	(.45)	(.32)	(.22)
Redemption fees added to paid in capital B	- H	-H	-H	-H	-H
Net asset value, end of period	$ 25.40	$ 23.08	$ 21.95	$ 19.69	$ 18.06
Total Return A	21.83%	14.23%	13.92%	10.93%	23.49%
Ratios to Average Net Assets C, G
Expenses before reductions	1.14%	1.18%	1.17%	1.20%	1.29%
Expenses net of fee waivers, if any	1.14%	1.18%	1.17%	1.20%	1.29%
Expenses net of all reductions	1.12%	1.14%	1.15%	1.19%	1.28%
Net investment income (loss)	1.55%	1.27%	.80% E	.54% F	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 371,262	$ 260,144	$ 191,247	$ 137,619	$ 115,864
Portfolio turnover rate D	169%	208%	95%	94%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .66%.

F Net investment income per share includes approximately $.05 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .26%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Global Balanced Fund (the Fund) is a fund of Fidelity Charles Street Trust (the trust)(formerly of Fidelity Investment Trust) and is authorized to issue an unlimited number of shares. Effective, April 19, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization whereby the Fund reorganized into Fidelity Charles Street Trust effective June 29, 2007 (Trust Reorganization). The Trust Reorganization does not impact the Fund's investment strategies or Fidelity Management & Research Company's(FMR) management of the Fund. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds and monitoring current market trading activity, interest rates, credit quality and default rates for debt instruments. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based on the principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though the principal is not received until maturity. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. All legal and other expenses associated with the Trust Reorganization will be paid by FMR.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 47,527,379
Unrealized depreciation	(4,267,832)
Net unrealized appreciation (depreciation)	43,259,547
Undistributed ordinary income	15,437,697
Undistributed long-term capital gain	16,368,674

Cost for federal income tax purposes	$ 338,516,927

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 8,496,094	$ 5,569,465
Long-term Capital Gains	17,910,682	10,690,705
Total	$ 26,406,776	$ 16,260,170

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $535,266,881 and $466,290,958, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,173 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $630 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $56,757.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $43,732 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $14,966.

Annual Report

Notes to Financial Statements - continued

10. Credit Risk.

The Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Global Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Balanced Fund (a fund of Fidelity Charles Street Trust) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Balanced Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Charles Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Charles Street Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Charles Street Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and health-care information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Charles Street Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Global Balanced. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Ren Y. Cheng (50)

Year of Election or Appointment: 2007

Vice President of Global Balanced. Mr. Cheng also serves as Vice President of certain Asset Allocation Funds (2007-present). Mr. Cheng is Chief Investment Officer of the Global Asset Allocation group (2007-present). Mr. Cheng also serves as Vice President of FMR and FMR Co., Inc. Mr. Cheng served as Managing Director of the Global Asset Allocation group (2005-2007). Previously, Mr. Cheng served as a portfolio manager for the Fidelity Freedom Funds.

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Global Balanced. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Global Balanced. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Global Balanced. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Global Balanced. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Global Balanced. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Global Balanced. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Global Balanced. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Global Balanced. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Global Balanced. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Global Balanced. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Global Balanced. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Global Balanced. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Balanced

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Balanced Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the third quartile for all the periods shown. The Board also stated that the investment performance of the fund was higher than its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 31% means that 69% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Balanced Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked above its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 19, 2007. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to reduce the required quorum for shareholder meetings.A
	# of Votes	% of Votes
Affirmative	6,953,965,017.17	79.755
Against	1,116,475,941.81	12.805
Abstain	402,432,004.05	4.615
Broker Non-Votes	246,268,969.22	2.825
TOTAL	8,719,141,932.25	100.000
PROPOSAL 2
To elect a Board of Trustees.A
James C. Curvey
Affirmative	8,328,205,089.40	95.516
Withheld	390,936,842.85	4.484
TOTAL	8,719,141,932.25	100.000
Dennis J. Dirks
Affirmative	8,352,585,592.40	95.796
Withheld	366,556,339.85	4.204
TOTAL	8,719,141,932.25	100.000
Albert R. Gamper, Jr.
Affirmative	8,351,144,334.10	95.779
Withheld	367,997,598.15	4.221
TOTAL	8,719,141,932.25	100.000
George H. Heilmeier
Affirmative	8,337,589,827.43	95.624
Withheld	381,552,104.82	4.376
TOTAL	8,719,141,932.25	100.000
Edward C. Johnson 3d
Affirmative	8,318,438,978.01	95.404
Withheld	400,702,954.24	4.596
TOTAL	8,719,141,932.25	100.000
James H. Keyes
Affirmative	8,352,335,774.33	95.793
Withheld	366,806,157.92	4.207
TOTAL	8,719,141,932.25	100.000
Marie L. Knowles
Affirmative	8,344,274,535.68	95.701
Withheld	374,867,396.57	4.299
TOTAL	8,719,141,932.25	100.000
Ned C. Lautenbach
Affirmative	8,346,116,027.99	95.722
Withheld	373,025,904.26	4.278
TOTAL	8,719,141,932.25	100.000
Cornelia M. Small
Affirmative	8,347,140,792.84	95.734
Withheld	372,001,139.41	4.266
TOTAL	8,719,141,932.25	100.000
William S. Stavropoulos
Affirmative	8,337,376,352.74	95.622
Withheld	381,765,579.51	4.378
TOTAL	8,719,141,932.25	100.000
Kenneth L. Wolfe
Affirmative	8,346,909,016.15	95.731
Withheld	372,232,916.10	4.269
TOTAL	8,719,141,932.25	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Distributions

The Board of Trustees of Fidelity Global Balanced Fund voted to pay on December 10, 2007, to shareholders of record at the opening of business on December 7, 2007, a distribution of $1.83 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.33 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $16,479,356 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 24% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.251 and $0.0138 for the dividend paid December 11, 2006.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Company

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

GBL-UANN-1207
1.848649.100

Item 2. Code of Ethics

As of the end of the period, October 31, 2007, Fidelity Charles Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Global Balanced Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Global Balanced Fund	$77,000	$74,000
All funds in the Fidelity Group of Funds audited by PwC	$14,400,000	$13,400,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Fidelity Global Balanced Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the fund ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Global Balanced Fund	$4,800	$4,600
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2007A	2006A
Fidelity Global Balanced Fund	$1,400	$1,300
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund is shown in the table below.

Billed By	2007A	2006A
PwC	$275,000	$20,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the fund.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees billed by PwC of $2,005,000A and $725,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$280,000	$25,000
Non-Covered Services	$1,725,000	$700,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the fund and its related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Charles Street Trust

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	December 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	December 27, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	December 27, 2007